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                                                                    EXHIBIT 10.1

                     THIRD SUPPLEMENT TO 1997 NOTE AGREEMENT

         This Third Supplement to 1997 Note Agreement (the "Third Supplement") is made and entered into as of the 30th day of June, 2000, by and between Cash America International, Inc. (the "Company") and each of the institutions which is a signatory to this Third Supplement (collectively, the "Noteholders").

                                    RECITALS

         WHEREAS, the parties hereto have entered into a Note Agreement dated as of December 1, 1997, pursuant to which the Company issued and the Noteholders purchased $30,000,000 aggregate principal amount of the Company's 7.10% Senior Notes Due January 2, 2008, and the parties have amended said Note Agreement by entering into a First Supplement to 1997 Note Agreement dated as of December 31, 1998 and a Second Supplement to Note Agreement dated as of September 29, 1999 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

         WHEREAS, the Company and the Noteholders desire to amend certain provisions of the Note Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:

SECTION 1. AMENDMENT TO SECTION 9.06 OF THE NOTE AGREEMENT.

         Section 9.06 of the Note Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 9.06. Fixed Charge Coverage. The Company will not at any time permit the ratio of (a) the sum of Consolidated Adjusted Net Income for the Computation Period plus the aggregate amount of all taxes, rents, leases and interest expenses deducted from gross income to obtain such Consolidated Adjusted Net Income to (b) the aggregate amount of all such rents, leases and interest expenses so deducted to be less than (i) 1.25 to 1 if the Computation Period ends on or before March 31, 2001, (ii) 1.35 to 1 if the Computation Period ends after March 31, 2001 but on or before September 30, 2001, and (iii) 1.5 to 1 if the Computation Period ends after September 30, 2001. As used in this Section 9.06, "Computation Period" means, at any time, the period of four consecutive Fiscal Quarters ended on the date of the most recent balance sheet delivered (or required to be delivered) by the Company pursuant to clause (a) or (b) of Section 8.01.


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SECTION 2. AMENDMENT TO SECTION 9.08 OF THE NOTE AGREEMENT.

         Section 9.08 of the Note Agreement is hereby amended by deleting the phrase "5,000,000 pounds sterling" from clause (C) of subsection 9.08(b)(10) and inserting the phrase "10,000,000 pounds sterling" in lieu thereof.

SECTION 3. SUPPLEMENT FEE.

         The Company covenants and agrees to pay a supplement fee to each Noteholder in an amount equal to the product of (a) 0.250% and (b) the total outstanding principal balance of the Notes held by such Noteholder on August 15, 2000. Such supplement fee shall be paid in immediately available funds and shall be due and payable to each Noteholder no later than one Business Day after August 15, 2000. The Company agrees that the failure to pay the supplement fee provided in this Section 2 shall be an Event of Default under Section 10.01(b) of the Note Agreement.

SECTION 4. DEFINITIONS.

         All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

SECTION 5. PAYMENT OF THE NOTEHOLDERS COUNSEL FEES AND EXPENSES.

         The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Third Supplement.

SECTION 6. RATIFICATION OF NOTE AGREEMENT.

Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Third Supplement.

SECTION 7. COUNTERPARTS.

         This Third Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

         By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF


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OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA
HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., CASH AMERICA, INC. OF UTAH, CASH AMERICA FRANCHISING, INC., CASH AMERICA FINANCIAL SERVICES, INC., CASH AMERICA, INC. OF ILLINOIS, UPTOWN CITY PAWNERS, INC., DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC., LONGHORN PAWN & GUN, INC., BRONCO PAWN & GUN, INC., GAMECOCK PAWN & GUN, INC., HORNET PAWN & GUN, INC., TIGER PAWN & GUN, INC., RENT-A-TIRE, INC., and MR. PAYROLL CORPORATION, a Delaware corporation, as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Third Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.

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         IN WITNESS WHEREOF, the undersigned have executed this Third Supplement to 1997 Note Agreement as of the date first written above.

                              CASH AMERICA INTERNATIONAL, INC.


                              By: /s/ Thomas A. Bessant, Jr.
                                  ----------------------------------------------
                                  Thomas A. Bessant, Jr. Chief Financial Officer


ACCEPTED AND AGREED TO:


                              THE TRAVELERS INSURANCE COMPANY


                              By: /s/ A. William Carnduff
                                  ----------------------------------------------
                                  Its: Second Vice President


                              THE TRAVELERS LIFE AND ANNUITY COMPANY


                              By: /s/ A. William Carnduff
                                  ----------------------------------------------
                                  Its: Second Vice President

                              PRIMERICA LIFE INSURANCE COMPANY


                              By: /s/ A. William Carnduff
                                  ----------------------------------------------
                                  Its: Second Vice President

                              NATIONWIDE LIFE INSURANCE COMPANY


                              By: /s/ Mark W. Poeppelman
                                  ----------------------------------------------
                                  Its: Associate Vice President


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                              EMPLOYERS LIFE INSURANCE COMPANY OF WAUSAU


                              By:
                                  ----------------------------------------------
                                  Its:


                              OHIO NATIONAL LIFE ASSURANCE CORPORATION


                              By: /s/ Michael A. Boedeker
                                  ----------------------------------------------
                                  Its: Vice President, Senior Investment Officer


                              MINNESOTA LIFE INSURANCE COMPANY
                              BY: ADVANTUS CAPITAL MANAGEMENT, INC.


                              By: /s/ Guy de Lambert
                                  ----------------------------------------------
                                  Its: Vice President


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                          GUARANTORS

                             CASH AMERICA, INC. OF SOUTH CAROLINA
                             FLORIDA CASH AMERICA, INC.
                             GEORGIA CASH AMERICA, INC.
                             CASH AMERICA, INC. OF LOUISIANA
                             CASH AMERICA, INC. OF NORTH CAROLINA
                             CASH AMERICA, INC. OF TENNESSEE
                             CASH AMERICA, INC. OF OKLAHOMA
                             CASH AMERICA, INC. OF KENTUCKY
                             CASH AMERICA PAWN, INC. OF OHIO
                             CASH AMERICA MANAGEMENT L.P., a Delaware
                                limited partnership, by its general partner, Cash America Holding, Inc.
                             CASH AMERICA PAWN L.P., a Delaware limited
                                partnership, by its general partner, Cash
                                America Holding, Inc.
                             CASH AMERICA HOLDING, INC.
                             EXPRESS CASH INTERNATIONAL CORPORATION
                             CASH AMERICA, INC. OF ALABAMA
                             CASH AMERICA, INC. OF COLORADO
                             CASH AMERICA, INC. OF INDIANA
                             CASH AMERICA, INC.
                             CASH AMERICA OF MISSOURI, INC.
                             VINCENT'S JEWELERS AND LOAN, INC.
                             CASH AMERICA, INC. OF UTAH
                             CASH AMERICA FRANCHISING, INC.
                             CASH AMERICA FINANCIAL SERVICES, INC.
                             CASH AMERICA, INC. OF ILLINOIS
                             UPTOWN CITY PAWNERS, INC.
                             DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC.
                             LONGHORN PAWN & GUN, INC.
                             BRONCO PAWN & GUN, INC.
                             GAMECOCK PAWN & GUN, INC.
                             HORNET PAWN & GUN, INC.
                             TIGER PAWN & GUN, INC.
                             RENT-A-TIRE, INC.
                             MR. PAYROLL CORPORATION, a Delaware
                                corporation


                             By: /s/ Thomas A. Bessant, Jr.
                                 -------------------------------------------
                                 Thomas A. Bessant, Jr., Chief Financial Officer


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